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                                                                    EXHIBIT 10.5


                             STOCK PURCHASE WARRANT

                            Gulf Coast Bancorp, Inc.
                                  COMMON STOCK
                                ($.01 Par Value)

                                                         Dated December___, 1997
FIELD (7) Shares
---------                                           Void After December___, 2007


         This certifies that, for value received, FIELD(2) FIELD (3) FIELD (4)
                                                  ----------------------------
his/her successors and assigns, is entitled, upon the due exercise hereof at any time during the period commencing on __________, 1997 and terminating at 5:00 p.m. E.D.T. on ________ __, 2007, to purchase FIELD (7) shares of Common
                                                   ---------
Stock, par value $.01 per share, of Gulf Coast Bancorp, Inc. (hereinafter called the "Company"), such number of shares being subject to adjustment upon the occurrence of the contingencies set forth in this Warrant. The purchase price, payable upon the exercise of this Warrant, shall be $10.00 per share (hereinafter referred to as the "Exercise Price"), subject to adjustment upon the occurrence of the contingencies set forth in this Warrant. This Warrant is granted in consideration of the Organizers' efforts in organizing the Company and Gulf Coast Community Bank, N.A. (the "Bank"), the Company's sole subsidiary, and the attendant personal financial risks they have undertaken. Shares issuable upon exercise of this Warrant are hereinafter referred to as the "Warrant Shares."

         Upon delivery of this Warrant with the subscription form annexed hereto, duly executed, together with payment of the Exercise Price of the shares of Common Stock thereby purchased (which payment may be made by collected funds), at the offices of the Company or at such other address as the Company may designate by notice in writing to the registered holder hereof, the registered holder of this Warrant shall be entitled to receive a certificate or certificates for the shares of Common Stock so purchased.

         This Warrant is subject to the following terms and conditions:

1.       Vesting Period.

         This Warrant shall vest in increments of twenty-five percent (25%) commencing upon the date of this Warrant and on each anniversary date thereof such that on the third anniversary, the Warrant is fully vested.

2.       Exercise of Warrant.

         This Warrant, to the extent vested as provided in Section 1 herein, may be exercised during the period commencing on ___________, 1997 and ending at 5:00 p.m. E.D.T. on ___________, 2007, in whole at any time or in part from time to time, but not as to a fractional share of Common Stock. In case of any partial exercise of this Warrant, the Company shall execute and deliver a new Warrant of like tenor and date for the balance of the shares of Common Stock purchasable hereunder.
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3.       Restrictions on Transferability.

         This warrant shall not be transferable by an Organizer otherwise than by will or by the laws of descent and distribution.


4.       Adjustment of Exercise Price and Number of Shares Purchasable
         Hereunder.

         The Exercise Price and the number of Warrant Shares purchasable upon the exercise of the Warrant are subject to adjustment from time to time upon the occurrence of the events enumerated in this Section 4.

         (a) In case the Company shall at any time after the date of this Agreement

                  i) declare a dividend on the Common Stock payable in shares of its capital stock (whether shares of Common Stock or of capital stock of any other class),

                  ii)      subdivide the outstanding Common Stock,

                  iii) combine the outstanding Common Stock into a smaller number of shares,

                  iv) issue any shares of its capital stock in a reclassification of the Common Stock (including any such reclassification in connection with a consolidation or merger in which the Company is the continuing corporation), or

                  v)       engage in any other recapitalization,

                  the Exercise Price in effect at the time of the record date for such dividend or of the effective date of such subdivision, combination, reclassification or recapitalization, shall be proportionately adjusted so that the holder of the Warrant exercised after such time shall be entitled to receive the aggregate number and kind of shares of capital stock which, if such Warrant had been exercised immediately prior to such date, he would have owned upon such exercise and been entitled to receive by virtue of such dividend, subdivision, combination, reclassification or recapitalization. Such adjustment shall be made successively whenever any event listed above shall occur.

         (b) In case the Company shall fix a record date for the making of a distribution to all holders of Common Stock (including any such distribution made in connection with a consolidation or merger in which the Company is the continuing corporation) of evidence of indebtedness or assets (other than cash dividends or cash distributions payable out of consolidated earnings or earned surplus or dividends payable in Common Stock) or subscription rights or warrants, the Exercise Price to be in effect
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                  after such record date shall be determined by multiplying the
                  Exercise Price in effect immediately prior to such record date by a fraction, of which

                  i) the numerator shall be the current market price per share of Common Stock (as defined in Section 4(c)), on such record date, less the fair market value (as determined by the Board of Directors of the Company, whose determination shall be conclusive) of the portion of the assets or evidences of indebtedness so to be distributed or of such subscription rights or warrants applicable to one share of Common Stock, and of which

                  ii) the denominator shall be such current market price per share of Common Stock. Such adjustment shall be made successively whenever such a record date is fixed; and in the event that such distribution is not so made, the Exercise Price shall again be adjusted to be the Exercise Price which would then be in effect if such record date had not been fixed, but such subsequent adjustment shall not affect the number of Warrant Shares issued upon any exercise of the Warrant prior to the date such adjustment is made.

         (c) For the purpose of any computation under Section 4 (b) the current market price per share of Common Stock on any date shall be deemed to be the average of the daily closing prices for the 30 consecutive trading days immediately preceding the date of determination. The closing price for each day shall be the last sale price, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices regular way, on the principal national securities exchange on which the Common Stock is listed or admitted to trading, or if the Common Stock is not listed or admitted to trading on any national securities exchange, the average of the highest reported bid and lowest reported asked prices as furnished by the National Association of Securities Dealers ("NASD") or similar organization if the NASD is no longer reporting such information, or, if not so available, the fair market price as determined by the Board of Directors of the Company.

         (d) No adjustment in the Exercise Price shall be required unless such adjustment would require an increase or decrease of at least one cent ($.01) in such price; provided, however, that any adjustments which by reason of this Section 4(d) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Section 4 shall be made to the nearest cent or to the nearest one-hundredth of a share, as the case may be.

         (e) In the event that at any time, as a result of an adjustment made pursuant to Section 4(a) the holder of the Warrant thereafter exercised shall become entitled to receive any shares of capital stock of the Company other than shares of Common Stock, thereafter the number of such other shares so receivable upon exercise of the Warrant shall be subject to adjustment from time to time in a manner and on terms
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STOCK PURCHASE WARRANT
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                  as nearly equivalent as practicable to the provisions with respect to the Common Stock purchasable pursuant to this Warrant.

         (f) Upon each adjustment of the Exercise Price as a result of the calculations made in Section 4(a) or (b), the Warrant outstanding immediately prior to the making of such adjustment shall thereafter evidence the right to purchase, at the adjusted Exercise Price, that number of Warrant Shares (calculated to the nearest hundredth) obtained by

                  i) multiplying the number of Warrant Shares purchasable upon exercise of the Warrant immediately prior to such adjustment of the number of Warrant Shares by the Exercise Price in effect immediately prior to such adjustment of the Exercise Price and

                  ii) dividing the product so obtained by the Exercise Price in effect immediately after such adjustment of the Exercise Price.

         (g) In case of any capital reorganization of the Company, or of any reclassification of the Common Stock (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of subdivision or combination), or in case of the consolidation of the Company with or the merger of the Company with any other corporation or association (other than a consolidation or merger in which

                  i)       the Company is the continuing corporation and

                  ii) the holders of the Company's Common Stock immediately prior to such merger or consolidation continue as holders of Common Stock after such merger or consolidation)

                  or of the sale of the properties and assets of the Company, as or substantially as, an entirety to any other corporation or association, the Warrant shall after such reorganization, reclassification, consolidation, merger or sale be exercisable, upon the terms and conditions specified in this Agreement, for the number of shares of stock or other securities or property to which a holder of the number of Warrant Shares purchasable (at the time of such reorganization, reclassification, consolidation, merger or sale) upon exercise of such Warrant would have been entitled upon such reorganization, reclassification, consolidation, merger or sale; and in any such case, if necessary, the provisions set forth in this Section 4 with respect to the rights and interests thereafter of the holder of the Warrant shall be appropriately adjusted so as to be applicable, as nearly as may reasonably be, to any shares of stock or other securities or property thereafter deliverable on the exercise of the Warrant. The subdivision or combination of shares of Common Stock at any time outstanding into a greater or lesser number of shares shall not be deemed to be a reclassification of the Common Stock for the purposes of this
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                  Section 4(g). The Company shall not affect any such
                  consolidation, merger or sale, unless prior to or simultaneously with the consummation thereof the successor corporation or association (if other than the Company) resulting from such consolidation or merger or the entity purchasing such assets or other appropriate entity shall assume, by written instrument executed and delivered to the Company, the obligation to deliver to the holder of the Warrant such shares of stock, securities or assets, as in accordance with the foregoing provisions, such holder may be entitled to purchase and the other obligations under this Agreement.

5.       Fractional Shares.

         Notwithstanding an adjustment pursuant to Section 4(f) in the number of Warrant Shares purchasable upon the exercise of the Warrant, the Company shall not be required to issue fractions of Warrant Shares upon exercise of the Warrant or to distribute certificates which evidence fractional Warrant Shares. In lieu of fractional Warrant Shares, there shall be paid to the holder of the Warrant at the time such Warrant is exercised as herein provided an amount in cash equal to the same fraction of the current market value of a share of Common Stock. For purposes of this Section 5, the current market value of a share of Common Stock shall be the price as determined pursuant to the second sentence of Section 4(c) for the trading day immediately prior to the date of such exercise, if applicable.

6.       Charges, Taxes and Expenses.

         The issuance of certificates of shares of Common Stock upon any exercise of this Warrant shall be made without charge to the holder hereof for any tax or other expense in respect to the issuance of such certificates, all of which taxes and expenses shall be paid by the Company.

7.       Covenants of Issuer.

         The Company covenants and agrees that all shares which may be issued upon the exercise of the rights represented by this Warrant will, upon issuance, be fully paid and nonassessable and free from all taxes, liens and charges with respect to the issue thereof (other than taxes in respect of any transfer occurring contemporaneously with such issue). The Company further covenants and agrees that during the period within which the rights represented by this Warrant may be exercised, the Company will at all times have authorized and reserved a sufficient number of shares of Common Stock to provide for the exercise in full of the rights represented by this Warrant. The Company will provide to, or make available to, as the case may be, the holder of this Warrant the same information, reports and notices as it shall provide to, or make available to, the holders of its Common Stock. The Company will not, by amendment of its Articles of Incorporation or through reorganization, consolidation, merger, dissolution or sale of assets, or by any other voluntary act or deed, avoid or seek to avoid the performance or observance of any of the covenants, stipulations or conditions to be performed or observed by the Company, but will
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STOCK PURCHASE WARRANT
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         at all times in good faith, assist, insofar as it is reasonably able, in the carrying out of the provisions of this Warrant in order to protect the rights of the holder of this Warrant against dilution. Without limiting the generality of the foregoing, the Company agrees that it will not establish or increase the par value of the shares of Common Stock which are at the time issuable upon exercise of this Warrant above the then prevailing Exercise Price hereunder and that before taking any action which would cause an adjustment reducing the Exercise Price hereunder below the then par value of the shares of Common Stock issuable upon exercise hereof, the Company will take any corporate action which may, in the opinion of its counsel, be necessary in order that the Company may validly and legally issue fully paid and nonassessable shares of such Common Stock at the Exercise Price as so adjusted.

8.       Holder's Rights.

         No holder of this Warrant, as such, shall be entitled to vote or receive dividends or be deemed to be a shareholder of the Company for any purpose, nor shall anything contained in this Warrant be construed to confer upon the holder of this Warrant, as such, any rights as a shareholder of the Company or any right to vote, give or withhold consent to any corporate action, receive notice of meetings, receive dividends, or subscription rights, or otherwise.

9.       Call Provisions.

         In the event that either the Company or any subsidiary bank receives a supervisory order from any applicable regulatory body with supervisory authority to issue such orders to increase the capitalization of either the Company or any subsidiary bank and no provision to alleviate this condition is otherwise available to the Company or any subsidiary bank, then the Company's Board of Directors will be empowered to call on each of the Warrant holders to exercise his or her Warrants (to the extent vested as provided in Section 1 herein) at the Exercise Price. The holder of the Warrants will have twenty (20) business days in which to deliver this Warrant with the subscription form annexed hereto, duly executed, together with payment of the Exercise Price of the shares of Common Stock thereby purchased. In the event the holder of the Warrant does not exercise his or her vested Warrants, either in whole or in part, then such vested Warrants (or portion thereof), shall terminate and become null and void.

10.      Registration of Warrant Shares.

         Organizer acknowledges and understands that the Warrant Shares are not registered under the Securities Act of 1933, as amended ("Federal Act") or under any state securities law.

         Nothing contained in this Warrant shall be construed to obligate the Company to, or to grant any right to the holder of this Warrant to, cause the Company to file any Registration Statement; or, if any such Registration Statement is filed, to prepare any additional prospectus, to file any amendment to the Registration Statement, or to continue said
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         Registration Statement in effect.

         If at any time during which this Warrant is exercisable according to its terms there is no effective Registration Statement on file with the Securities and Exchange Commission covering the shares then acquirable hereunder, the offer and sale of the Warrant Shares to the holder of this Warrant must be exempt from the registration requirements of the Federal Act, and such state securities laws as shall be applicable. The Company may condition such exercise upon its receipt of such representations, factual assurances and legal opinions as it shall deem necessary to determine and document the availability of any such exemption and may further condition such exercise upon such undertakings by the holder hereof or such restriction upon the transferability of the shares to be acquired hereunder as it shall determine to be necessary to effectuate and protect the claim to any such exemption.

11.      Notices.

         If there shall be any adjustment as provided above in Section 4, or if securities or property other than shares of Common Stock of the Company shall become purchasable in lieu of shares of such Common Stock upon exercise of this Warrant, the Company shall forthwith cause written notice thereof to be sent by registered mail, postage prepaid, to the registered holder of this Warrant at the address of such holder shown on the books of the Company, which notice shall be accompanied by an explanation prepared by independent public accountants (which may be the Company's independent public accountants) setting forth in reasonable detail the facts requiring any such adjustment and the Exercise Price and number of shares purchasable after such adjustment, or the kind and amount of any such securities or property so purchasable upon the exercise of this Warrant, as the case may be. At the request of the holder and upon surrender of this Warrant, the Company shall reissue this Warrant in a form conforming to such adjustments.

12.      Reissuance of Warrant upon Partial Exercise.

         In the event this Warrant is exercised in part, the Company shall cause to be issued to the exercising Holder to the extent this Warrant is exercised in part, a new Warrant or Warrants representing the Warrant Shares as to which this Warrant has not been exercised.

13.      Dissolution or Liquidation.

         In the event of any proposed dissolution or total liquidation of the Company, other than in connection with a consolidation, merger or sale of all, or substantially all, of its property, assets, business and goodwill as an entirety, the Company shall forthwith cause written notice hereof to be sent by registered mail, postage prepaid, to the registered holder of this Warrant at the address of such holder shown on the books of the Company. Such notice shall be given not later than 30 days prior to any record date fixed for the purpose of determining shareholders entitled to participate in any liquidating distribution.
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14.      Lost, Stolen, Mutilated, or Destroyed Warrants.

         If this Warrant shall become lost, stolen, mutilated, or destroyed, the Company shall, on such terms as to indemnity or otherwise as it may in its discretion impose, issue a new warrant of like denomination, tenor, and date as the warrant so lost, stolen, mutilated, or destroyed. Any such new warrant shall constitute an original contractual obligation of the Company, whether or not the allegedly lost, stolen, mutilated, or destroyed warrant shall be at any time enforceable by anyone.

15.      Applicable Law.

         The validity, interpretation, and performance of this Warrant shall be governed by the laws of the State of Florida.

16.      Successors and Assigns.

         This Warrant and the rights evidenced hereby shall inure to the benefit of and be binding upon the successors and assigns of the Company, and the Holder hereof.

17.      Headings.

         Headings of the paragraphs in this Warrant are for convenience and reference only and shall not, for any purpose, be deemed a part of this Warrant.











         IN WITNESS WHEREOF, the Company has caused this Warrant to be signed by its duly authorized officers and its corporate seal to be affixed hereto.

         Dated: December __, 1997
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                                          GULF COAST BANCORP, INC.



                                    By:
                                       ----------------------------------
                                          Lewis S. Albert, Chairman & CEO



                                          ATTEST:




                                          -------------------------------
                                          Todd H. Katz, President & Secretary


    (CORPORATE SEAL)
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                                    EXHIBIT A

         [Subscription form to be executed upon exercise of Warrant]

         The undersigned, registered holder of the within Warrant, hereby

         (1) subscribes for __________ shares which the undersigned is entitled to purchase under the terms of the within Warrant,

         (2) makes the Exercise Price payment therefor called for by the within Warrant, and

         (3) directs that the shares issuable upon exercise of said Warrant be issued as follows:



                                    -------------------------------------
                                             (Name)



                                    --------------------------------------
                                             (Address)



                                    --------------------------------------
                                             (Signature)


Dated:
      -------------------------